UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   [ X ]
Filed by a Party other than the Registrant   [   ]

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[   ]  Preliminary Proxy Statement
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[ X ]  Definitive Proxy Statement
[   ]  Definitive Addition Materials
[   ]  Soliciting Material Pursuant to §240.14a-12

Arena Resources, Inc.
(Name of Registrant as specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ARENA RESOURCES, INC.

Notice of
Annual Meeting
December 11, 2009
and
Proxy Statement

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 11, 2009

Notice is hereby given that the Annual Meeting of Stockholders of Arena Resources, Inc. (the “Company”), will be held at the Doubletree Hotel, Warren Place, 6110 South Yale, Tulsa, Oklahoma, on December 11, 2009, at 9:00 A.M. (Local Time), for the following purposes:

1.	To elect Directors for terms ending in 2010;
2.	To approve the Company’s Restricted Stock Award Plan;
3.
To increase the number of shares of common stock that may be awarded under the Company’s Stock Option Plan (and, if approved by the shareholders, the Restricted Stock Award Plan) from 5,500,000 to 6,000,000; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 11, 2009.

In accordance with new rules approved by the Securities and Exchange Commission, we are providing this notice to our shareholders to advise them of the availability on the Internet of our proxy materials related to our Annual Meeting.  The new rules allow companies to provide access to proxy materials in one of two ways.  Because we have elected to utilize the “full set delivery” option, we are delivering our proxy materials to our shareholders under the “traditional” method, by providing paper copies, as well as providing access to our proxy materials on a publicly accessible Web site.

Our Proxy Statement, including our Annual Report on Form 10-K, is available at www.edocumentview.com/ARD.

We hope that you will be able to attend this meeting, but if you do not plan to do so, please date, sign and return the enclosed Proxy as promptly as possible.

By Order of the Board of Directors

/s/ William R. Broaddrick

Secretary

October 26, 2009

ARENA RESOURCES, INC.
6555 S. Lewis Avenue
Tulsa, Oklahoma 74136

PROXY STATEMENT

This statement is furnished in connection with the solicitation by the Board of Directors of Arena Resources, Inc., for proxies to be used at the Annual Meeting of Stockholders of the Company to be held on December 11, 2009, at the time and place set forth in the Notice of Annual Meeting accompanying this Proxy Statement.

Pursuant to provisions of the Bylaws of the Company and action of its Board of Directors, the close of business on October 23, 2009, has been established as the time and record date for determining the stockholders entitled to notice of and to vote at this annual meeting.  The stock transfer books will not be closed.

Stockholders of record on the record date are entitled to cast their votes in person or by properly executed proxy at the Annual Meeting.  The presence, in person or by proxies, of greater than fifty percent (50%) of the Common Stock outstanding on the record date is necessary to constitute a quorum at the Annual Meeting.  If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the meeting.  A majority of the Common Stock present at any meeting at which a quorum is present is sufficient to approve any matter to be acted upon by the stockholders at the Annual Meeting.  Directors are elected by a plurality vote.

The enclosed Proxy may be revoked at any time prior to the voting thereof, either by giving notice to the Secretary of the Company or by personal attendance at the meeting.  All Proxies received in advance of the meeting may be revoked prior to exercise.

This Proxy Statement, the Notice of Annual Meeting and accompanying proxy card will be first mailed to stockholders on or about October 28, 2009.  The Company’s 2008 Annual Report on Form 10-K for the year ended December 31, 2008, including audited financial statements, as well as the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 are enclosed with this Proxy Statement.  These Annual and Quarterly Reports can also be found at the Company’s website (www.arenaresourcesinc.com).  Copies of exhibits omitted from the enclosed Annual Report on Form 10-K are available without charge upon written request to William R. Broaddrick, 6555 S. Lewis Avenue, Tulsa, Oklahoma 74136, or may also be obtained at the Securities and Exchange Commission’s website at www.sec.gov.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of October15, 2009, we had issued a total of 38,458,737 shares of $.001 par value Common Stock, our only class of stock outstanding.  Each share is entitled to one vote on all matters submitted to a vote by stockholders.

Beneficial Owners of Greater than Five Percent

The following table sets forth as of October 15, 2009, the aggregate number of shares of our Common Stock owned by each person known by us to be the beneficial owner of more than 5% of the Arena’s Common Stock:
Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class

Neuberger Berman Group LLC (1) 605 Third Avenue New York, New York 10158	4,354,384 (1)	11.32%

Wellington Management Company, LLP (2) 75 State Street Boston, Massachusetts 02109	2,102,505 (2)	5.47%

Barclays Global Investors NA 400 Howard Street San Francisco, California	2,005,783 (3)	5.22%
____________________________

(1)
This share ownership information was provided by a Schedule 13G filed June 11, 2009, which discloses that Neuberger Berman Group LLC, possesses shared power to dispose or direct the disposition of 4,354,384 shares, and shared power to vote 3,621,388 shares.  The Schedule 13G is filed on behalf of Neuberger Berman Group LLC and its direct and indirect affiliates, including Neuberger Berman Holdings LLC, Neuberger Berman LLC and Neuberger Berman Management LLC.

(2)
This share ownership information was provided by a Schedule 13G filed February 17, 2009, which discloses that Wellington Management Company, LLP in its capacity as an investment advisor may be deemed to beneficially own 2,102,505 shares, and possesses shared power to dispose or direct the disposition of 2,074,205 shares, and shared power to vote or direct the vote of 1,516,285 shares.

(3)
This share ownership information was provided by a Schedule 13G filed February 5, 2009, which discloses that Barclay’s Global Investors NA, through Barclays Global Investors (Deutschland) AG, possesses sole power to dispose or direct the disposition of 2,005,783 shares, and sole power to vote 1,825,371 shares.

Ownership of Officers and Directors

The following table sets forth as of October 15, 2009, the aggregate number of shares of our Common Stock owned of record or beneficially by each director of the Company and by each executive officer, and by all directors and such officers as a group:

	Amount and nature of beneficial ownership

Name and address of each Executive Officer and Director	Number of shares (1)		Percent

Lloyd T. Rochford	650,200	(2)	1.7%
6555 S. Lewis Avenue Tulsa, Oklahoma 74136
Phillip W. Terry	230,000	(3)	*%
6555 S. Lewis Avenue Tulsa, Oklahoma 74136
Stanley M. McCabe	350,000	(4)	1%
6555 S. Lewis Avenue Tulsa, Oklahoma 74136
William R. Broaddrick	211,200	(5)	*%
6555 S. Lewis Avenue Tulsa, Oklahoma 74136
Clayton E. Woodrum	15,000	(6)	*%
6555 S. Lewis Avenue Tulsa, Oklahoma 74136
Anthony B. Petrelli	97,000	(7)	*%
6555 S. Lewis Avenue Tulsa, Oklahoma 74136
Carl H. Fiddner	64,736	(8)	*%
6555 S. Lewis Avenue Tulsa, Oklahoma 74136
David R. Ricks	30,000	(9)	*%
6555 S. Lewis Avenue Tulsa, Oklahoma 74136
All directors and executive officers	1,648,136	(10)	4.3%

_________________________

(1)	All shares are held beneficially and of record and the owner has sole voting and investment power with respect thereto, except as otherwise noted.
(2)	500,200 of these shares are held of record in the name of The Rochford Living Trust, Lloyd T. Rochford, Trustee. Mr. Rochford is the beneficial owner of such shares and has sole voting and investment power with respect thereto. The remaining 150,000 shares are issuable upon the exercise of stock options held by Mr. Rochford individually, all of which are currently exercisable or are exercisable within 60 days of the date of our annual meeting.

(3)	Includes 140,000 shares issuable upon the exercise of stock options that are currently exercisable or are exercisable within 60 days of the date of our annual meeting.
(4)	All shares are issuable upon the exercise of stock options that are currently exercisable or are exercisable within 60 days of our annual meeting.
(5)	Includes 80,000 shares issuable upon the exercise of stock options that are currently exercisable or are exercisable within 60 days of the date of our annual meeting.
(6)	Includes 10,000 shares issuable upon the exercise of stock options that are currently exercisable or are exercisable within 60 days of the date of our annual meeting.
(7)	Includes 70,000 shares issuable upon the exercise of stock options that are currently exercisable or are exercisable within 60 days of the date of our annual meeting.
(8)	Includes 8,736 shares held in Mr. Fiddner’s IRAs and 30,000 shares issuable upon the exercise of stock options that are currently exercisable or are exercisable within 60 days of the date of our annual meeting.
(9)	All shares are issuable upon the exercise of stock options that are currently exercisable or are exercisable within 60 days of our annual meeting.
(10)	Includes 860,000 shares issuable upon the exercise of stock options that are currently exercisable or are exercisable within 60 days of the date of our annual meeting.
*	Represents beneficial ownership of less than 1%

PROPOSAL 1:

ELECTION OF DIRECTORS

General

Our Board of Directors currently consists of five members.  Our Bylaws provide that the Board shall consist of not less than three or more than nine members, with the exact number (which shall be an odd number) to be fixed by a resolution of the Directors.  Each Director serves for a term of one year, or until their successor is elected and qualified.  It is intended that the names of the nominees listed below will be placed in nomination and that the persons named in the proxy will vote for their election.  Each nominee has consented to being named in this Proxy Statement and to serve if elected.  If any nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for such other person, if any, as may be designated by the Board of Directors.  However, management has no reason to believe that any nominee will be unavailable.

Nominees:

Name	Age	Position

Lloyd T. Rochford	63	Chairman of the Board
Stanley M. McCabe	77	Director
Clayton E. Woodrum	69	Director
Anthony B. Petrelli	57	Director
Carl H. Fiddner	64	Director

Biographical Information

Set forth below is a description of the background of each of our directors and executive officers.  The term of office of each officer ends on the date of the Annual Meeting, subject to extension upon reelection.

Directors

Lloyd T. Rochford has served as Chairman of the Board since May, 2008.  Prior to that time Mr. Rochford served as Chief Executive Officer and a Director of the Company since our inception in August 2000.  In addition, from our inception until February 1, 2007, Mr. Rochford also served as our President.  From June, 1997, until co-founding the Company, Mr. Rochford primarily devoted his time to individual oil and gas acquisitions and development.  From 1990 until June 1997, Mr. Rochford served as a director and officer of Magnum Petroleum, Inc., a company which he also co-founded and which was listed on the New York Stock Exchange.

Stanley M. McCabe has served as a Director of the Company since our inception in August 2000.  In addition, from our inception until May 2008, Mr. McCabe also served as the Chairman of the Board, and from our inception until February 1, 2007, Mr. McCabe served as Secretary and Treasurer.  From January 1997 until co-founding the Company, Mr. McCabe was involved as an independent investor and developer of oil and natural gas properties.  From 1990 through December 1996, Mr. McCabe served as an officer and director of Magnum Petroleum, Inc., which he co-founded with Mr. Rochford.

Clayton E. Woodrum was elected to the Board in 2003 to fill a vacancy that arose upon the retirement of a previous Director.  Mr. Woodrum, who is also currently the Chairman of our Audit Committee and a member of our Compensation Committee, is a certified public accountant and has, from 1984 to present, been a principal shareholder in the accounting firm of Woodrum, Kemendo & Cuite, P.C., and has been an owner of Computer Data Litigation Services, LLC and First Capital Management, LLC.

Anthony B. Petrelli was elected to the Board by the remaining members of the Board of Directors in January 2007 to fill the vacancy left by the death of Mr. Chris V. Kemendo, Jr., and was re-elected by the shareholders at the 2007 Annual Meeting.  Since 1987 Mr. Petrelli has been with the firm of Neidiger Tucker Bruner, Inc., which firm served as one of the lead underwriters in our secondary registration of our common stock in August of 2004.  Mr. Petrelli is currently a Director and Senior Vice President of such firm.

Carl H. Fiddner was elected to the Board by the remaining members of the Board of Directors on May 1, 2007, to fill the vacancy left by the resignation of Charles Crawford, and was re-elected by the shareholders at the 2007 Annual Meeting.  Mr. Fiddner is a certified public accountant, practicing with the firm of Regier, Carr & Monroe, in Tulsa, Oklahoma, since December 2005. Prior to joining this firm, Mr. Fiddner managed his own public accounting firm for 25 years.

Executive Officers

Phillip W. Terry has served as President and Chief Operating Officer since February 1, 2007, and as our Chief Executive Officer since May, 2008.  Mr. Terry joined the Company in April 2003, and since that time he has been in charge of all engineering and field operations. Immediately prior to joining the Company, Mr. Terry owned and operated an independent petroleum engineering consulting firm. The Company was one of his clients. In 2001 and 2002, Mr. Terry was Vice President of Drilling and Production for Bird Creek Resources, Inc. Mr. Terry received his Bachelor of Science degree in Mechanical Engineering from Oklahoma State University in 1970, and is a registered Professional Petroleum Engineer.  Mr. Terry began his career in 1970 and has experience in engineering, production, drilling, completions, reservoir engineering, property evaluations and corporate management in the oil and gas industry.

William R. Broaddrick has served as Vice President and Chief Financial Officer since February 1, 2002, and as Secretary and Treasurer since February 1, 2007.  During 2000, Mr. Broaddrick was employed by Duke Energy Field Services, LLC performing state production tax functions.  Mr. Broaddrick was employed from 1997 to 2000 with Amoco Production Company, performing lease revenue accounting and state production tax regulatory reporting functions.

David R. Ricks has served as Vice President of Operations since November 2007.  Mr. Ricks is a professional petroleum engineer with over 25 years of industry experience. Mr. Ricks began his career in 1982 as a production engineer in Southeast New Mexico for Gulf Oil Co. Since then he has served in various engineering capacities for Chevron USA, Amerada Hess Corp., Citation Oil and Gas Corp., Newfield Exploration Mid-Continent, Inc., Apache Corp., and Latigo Petroleum, Inc. His duties ranged from maintaining production, designing workovers and recompletions and facility installation, to field supervision of both primary and secondary production, including waterfloods and CO2 floods, primarily in Oklahoma, North and West Texas and Southeast New Mexico.

Compensation of Directors and Executive Officers

A complete discussion of the compensation paid to our directors and executive officers can be found under Item 11 of our Annual Report on Form 10-K which accompanies these proxy materials.

BOARD AND COMMITTEE MATTERS

Our business and affairs are managed under the direction of our Board of Directors.  The Board of Directors met six times during 2008, and has met four times thus far in 2009.  Each director participated in all Board and applicable committee meetings held in 2008.  Actions taken by the Board of Directors outside of Board meetings were consented to in writing by a memorandum of action in lieu of a meeting, to which all incumbent Directors subscribed.  Directors meet their responsibilities not only by attending Board and committee meetings but also through communication with members of management on matters affecting the Company.  All Directors are currently paid a stipend of $1,500 per month, and receives $1,000 for each meeting of the Board attended.  No Director receives a salary as a Director.

We strongly encourage our Directors to attend our Annual Meeting of stockholders.  In 2008, all five Board members attended the Annual Meeting.

Shareholders may communicate with the Board of Directors, including the non-management Directors, by sending a letter to the Board of Directors of Arena Resources, Inc., c/o Corporate Secretary, 6555 S. Lewis, Tulsa, Oklahoma 74136.  The Corporate Secretary has the authority to disregard any inappropriate communications.  If deemed an appropriate communication, the Corporate Secretary will submit your correspondence to the Board or to any specific Director to whom the correspondence is directed.

The Board of Directors has a Compensation Committee, a Nominating and Corporate Governance Committee and an Audit Committee, the functions, membership and activities of which are described below.

In accordance with the provisions of Rule 303A.02 of the listing standards applicable to the New York Stock Exchange (on which our shares are listed), the Board of Directors has affirmatively determined that Messrs. Woodrum, Petrelli and Fiddner qualify as “independent” directors.  In addition to the specific standards for independence set forth in Rule 303A.02, the Board of Directors reviewed all relationships between each of these three directors and the Company apart from their position on our Board, and made the determination that each such individual could act independently and free from any conflict in conducting their duties on the Board and the various committees on which they serve.

Compensation Committee

The Board of Directors appointed a Compensation Committee in September, 2004.  The Compensation Committee is currently comprised of Messrs. Woodrum, Petrelli and Fiddner, all of the Company’s independent Directors.  The Compensation Committee met one time in 2008.

The basic purpose of the Compensation Committee is to develop an executive compensation system which is competitive with the Company’s peers and encourages both short- and long-term performance in a manner beneficial to the Company and its operations.  In achieving these objectives, the Committee has the following responsibilities:

•	Establish compensation policies that effectively attract, retain and motivate executive officers to successfully lead and manage the Company;
•
Review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and set the CEO’s compensation level based on this evaluation;

•
Consider the Company’s performance and relative stockholder return, the value of similar incentive award to CEO’s at comparable companies, and the awards given to the Company’s CEO in past years when determining the long-term component of the CEO’s compensation;

•	Review, evaluate and approve all compensation of directors and executive officers, including salary adjustments, bonuses, stock awards, stock option grants, and other benefits;
•
Review and make recommendations to the Board with respect to the adoption, amendment and termination of the Company’s compensation plans, oversee their administration and discharge any duties imposed on the Committee by any such plans;

•	Establish and monitor compliance with stock ownership guidelines for directors and executive officers;
•	Review, evaluate and make recommendations to the Board with respect to the approval of the employment agreements of executive officers;
•	Review and approve the Committee’s annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations;
•	Perform any other activities consistent with this charter, the Company’s bylaws and governing law as the Committee or the Board deems appropriate.

A copy of the charter of the Compensation Committee can be found at the Company’s website, www.arenaresourcesinc.com.  A written copy of the charter of the Compensation Committee will also be provided to a stockholder upon request.  Any such request should be directed to Mr. William Parsons, Vice President of Investor Relations.  Mr. Parsons can be contacted at (480) 947-1589.

Nominating and Corporate Governance Committee

We have a Nominating and Corporate Governance Committee, which was established in the summer of 2006.  The Nominating and Corporate Governance Committee is currently comprised of Messrs. Woodrum, Petrelli and Fiddner, our independent directors.

The Nominating and Corporate Governance Committee has the following responsibilities:

•
Develop and recommend to the Board criteria for Board membership and selection of new directors, including independence standards and the necessary portfolio of skills, experience, perspective and background required for the effective functioning of the Board;

•
Search for, recruit, screen, interview and select qualified director candidates to fill vacancies or the additional needs of the Board, including the consideration of candidates recommended to and deemed appropriate by the Committee;

•	Evaluate the qualifications and performance of incumbent directors and determine whether to recommend them for re-election to the Board;
•	Recommend to the Board nominees to fill vacancies on the Board as they occur;
•
Recommend to the Board, annually in advance of the annual meeting of stockholders, a slate of nominees to be submitted to the stockholders for election or re-election as directors at the annual meeting;

•	Recommend to the Board the removal of a director where appropriate;
•	Review, evaluate and periodically make recommendations to the Board with respect to the size of the Board;
•	Recommend to the Board the directors to be appointed to the committees of the Board;
•	Monitor and evaluate the orientation and training needs of directors and make recommendations to the Board where appropriate;
•
Develop, periodically review and recommend to the Board a set of corporate governance principles applicable to the Company and make recommendations to the Board regarding corporate governance matters and practices;

•	Review and approve, prior to acceptance, the CEO’s service on any other public company Board;
•	Oversee the annual evaluation of the performance and effectiveness of the Board and its committees;
•	Oversee and evaluate compliance by the Board and management with the Company’s corporate governance principles and its Code of Business Conduct and Ethics;
•	Perform any other activities consistent with this charter, the Company’s bylaws and governing law as the Committee or the Board deem appropriate.

The Committee will also conduct an evaluation of the Committee’s performance and charter at least annually, and will report to the Board the results of such evaluation and any recommended changes to this charter.

The Committee has not established any specific, minimum qualifications that the Committee believes must be met by a Committee-recommended nominee for a position on our Board of Directors.  The Committee is of the opinion that any nominee should have a substantial amount of general business managerial experience, with significant financial acumen and ability to understand financial statements in general.  Further, although not a definitive requisite, general experience and working knowledge of the oil and gas industry in general is considered as a positive factor in any potential nominee.

The Committee does not have a formal policy with regard to the consideration of any director candidates recommended by security holders, primarily due to the infrequent changes in membership of the Board of Directors on an historical basis, and because it is felt that the responsibilities of the Committee as set forth in its charter otherwise adequately cover the nominations process.  The Committee has not yet established a process for identifying and evaluating nominees for director, including nominees recommended by security holders, or any differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder.

A copy of the charter of the Nominating and Corporate Governance Committee can be found at our website, www.arenaresourcesinc.com.  The Company’s website also contains our Code of Business Conduct (which applies to both employees and directors) and our Corporate Governance Guidelines.  A written copy of the charter of the Nominating and Corporate Governance Committee and/or the Code of Business Conduct and Corporate Governance Guidelines will also be provided to a stockholder upon request.  Any such request should be directed to Mr. William Parsons, Vice President of Investor Relations.  Mr. Parsons can be contacted at (480) 947-1589.

Audit Committee

The Audit Committee is currently comprised of Messrs. Woodrum, Petrelli and Fiddner, all of whom are “independent” directors, as required by Rule 303A.02 of the New York Stock Exchange Stock Exchange.  The Board has determined that Messrs. Woodrum and Fiddner qualify as “audit committee financial experts” under the rules of the Securities and Exchange Commission adopted pursuant to the Sarbanes-Oxley Act of 2002.  Mr. Woodrum has served on the Committee since August of 2003, and currently serves as the Chairman of the Committee.

The primary responsibility of the Audit Committee is to oversee our financial reporting process on behalf of the Board and report the results of its activities to the Board.  The Audit Committee meets with the accountants to review their effectiveness during the annual audit and to discuss our internal control policies and procedures.  The Audit Committee and the independent public accountants met and discussed the audit of the financial statements for the year ended December 31, 2008; the Audit Committee and the auditors further discussed the financial statements for the first three quarters of 2008.  Thus far in 2009, on four occasions the Audit Committee has met or discussed with the auditors our financial statements.

A copy of the charter of the Audit Committee charter can be found at the Company’s website, “www.arenaresourcesinc.com”.  A written copy of the charter of the Audit will also be provided to a stockholder upon request.  Any such request should be directed to Mr. William Parsons, Vice President of Investor Relations.  Mr. Parsons can be reached at (480) 947-1589.  The audit committee report for the fiscal year ended 2008 is set forth below.

Audit Committee Report

The Audit Committee assists the Board of Directors in its oversight of the integrity of the Company’s financial statements and the Company’s accounting and financial reporting processes and systems of internal control.  Management has primary responsibility for the Company’s internal controls and the preparation of financial statements in accordance with generally accepted accounting principles.  The Committee also reviews the qualifications, independence and performance of the Company’s independent accountants, who are in turn responsible for performing an audit of the Company’s financial statements in accordance with generally accepted auditing standards and issuing a report thereon.  The Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the independent accountant the independent accountant’s independence.  Members of the Committee should not be assumed to be accounting experts and are not deemed to have accepted a duty of care greater than other members of the Board of Directors.  In discharging their responsibilities, the Committee members rely on the representations made, and information provided to them, by management and the independent accountants.

The Committee reviewed with management and the independent accountants the following financial statements:  Year ended December 31, 2008 and quarters ended September 30, 2008, June 30, 2008 and March 31, 2008, and the Committee has discussed with the independent accountants the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended.

The Committee recommended to the Board of Directors that these financial statements be accepted.

The Committee performed all procedures described in its Charter, as amended, including review and approval of all press releases made by management prior to their release.

Clayton E. Woodrum, Chairman
Anthony B. Petrelli
Carl H. Fiddner

No member of the Audit Committee is or has been a former or current officer of the Company or had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. None of our officers identified herein served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity.

Executive Sessions of Non-Management Directors

In accordance with the rules of the New York Stock Exchange, the independent members of the Board of Directors, who are our only “non-management” Directors, meet separately following each regularly scheduled meeting of the Board of Directors, without management participation.  The current non-management Directors (Messrs. Woodrum, Petrelli and Fiddner) have chosen to informally rotate which of such Directors will preside at their meetings.

Any shareholder who wishes to make any concern known to the non-management directors can do so by providing a sealed writing addressed to the “Non-Management Directors of Arena Resources” c/o either William R. Broaddrick, our Secretary, or William Parsons, Vice President of Investor Relations, at our principal offices, and such individuals shall see that the communication is delivered, unopened, to each of the non-management Directors.

Certification With New York Stock Exchange.

In fulfillment of certain rules of the New York Stock Exchange, each year our Chief Executive Officer must certify in writing to such Exchange that such officer is not aware of the existence of any discrepancies between the Company’s policies and any corporate governance listing standards adopted by the Exchange, or “qualify” such certification if any discrepancies exist.  No qualifications were contained in our certification submitted in December 2008.

BOARD OF DIRECTORS INTERLOCKS AND INSIDER
PARTICIPATION IN COMPENSATION DECISIONS

There have been no “interlocks” or “insider participation” [as those terms are defined in Item 402(j) of S.E.C. Regulation S-K] in compensation decisions.  There were no reportable business relationships between the Company (or any other corporation that requires specific disclosure under this heading) and the members of the Board of Directors in 2008.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There have been no transactions between us and any related persons, promoters or control persons since January 1, 2008, and no such transactions are currently proposed.

PROPOSAL 2:

APPROVAL OF A NEW RESTRICTED STOCK AWARD PLAN

The Board of Directors is proposing that stockholders adopt the Arena, Inc. Restricted Stock Award Plan (the “Restricted Stock Plan”).  If the stockholders vote to adopt the Restricted Stock Plan we will have the ability to include restricted stock awards in addition to granting stock options currently allowed under our existing Stock Option Plan

A summary description of the Restricted Stock Plan is set forth below.  You are being asked to vote in favor of adopting the Restricted Stock Plan as it has been approved by the Board of Directors.  The full text of the Restricted Stock Plan is set forth in Appendix A to this Proxy Statement.

Our currently existing Stock Option Plan provides for 5,500,000 shares that may be issued pursuant to its terms.  Of those shares, options have previously been issued and exercised covering 2,530,000 shares, and options entitling the holders thereof to an additional 1,965,000 shares upon exercise are currently outstanding.  These options shall remain outstanding.  This currently leaves 1,005,000 shares available for issuance under the Stock Option Plan.

IF APPROVED, RESTRICTED STOCK AWARDS THAT MAY BE GRANTED UNDER THE RESTRICTED STOCK PLAN WILL BE ISSUED FROM THE SAME POOL OF SHARES THAT ARE CURRENTLY AVAILABLE ONLY FOR THE GRANT OF STOCK OPTIONS.  PURSUANT TO A SEPARATE AND DISTINCT PROPOSAL BEING PRESENTED TO THE SHAREHOLDERS, WE ARE ALSO ASKING STOCKHOLDERS TO INCREASE THE NUMBER OF SHARES THAT MAY BE AVAILABLE JOINTLY UNDER THE STOCK OPTION PLAN AND THE RESTRICTED STOCK PLAN, FROM 5,500,000 TO 6,000,000.

The Board of Directors recommends that the stockholders vote “FOR” the adoption of the Restricted Stock Award Plan.

Summary Description of Restricted Stock Award Plan.

General

The Restricted Stock Plan is named the “Arena, Inc. Restrict Stock Award Plan.”  The purpose of the Restricted Stock Plan is to provide an incentive for our employees, directors and certain consultants and advisors to remain in our service, to extend to them the opportunity to acquire a proprietary interest in us so that they will apply their best efforts for our benefit and to aid us in attracting able persons to enter our service or the service of our subsidiaries.  To accomplish this purpose, the Restricted Stock Plan offers an ownership interest in us through the distribution of awards of restricted stock (“Awards”).

No Awards may be made under the Restricted Stock Plan after the date that is ten years from the date of stockholder approval of the last amendment to the Restricted Stock Plan.

Administration of the Restricted Stock Plan

The Board of Directors has appointed the Compensation Committee (the “Committee”) to administer the Restricted Stock Plan.  The Committee has broad discretion to administer the Restricted Stock Plan, interpret its provisions, and adopt policies for implementing the Restricted Stock Plan.  This discretion includes the ability to select the recipient of an Award, determine the type and amount of each Award, establish the terms of each Award, accelerate restrictions applicable to an Award, waive conditions and provisions of an Award, permit the transfer of an Award to family trusts and other persons and otherwise modify or amend any Award under the Restricted Stock Plan.

Persons Who May Participate in the Restricted Stock Plan

Any person (a “Participant”) may participate in the Restricted Stock Plan if he or she is (i) an employee of Arena or any of our subsidiaries, including officers and directors who are also employees of Arena or of any of our subsidiaries, (ii) a non-employee director, or (iii) any other person that the Committee designates as eligible for an Award because the person performs bona fide consulting or advisory services for us or any of our subsidiaries (other than services in connection with the offer and sale of securities in a capital-raising transaction).

Types of Awards

Shares Subject to the Restricted Stock Plan.  The shares of Common Stock in respect of which awards may be granted for all purposes under the Restricted Stock Plan will be drawn from the pool of shares available for issuance under our existing Stock Option Plan.  This pool of shares currently consists of 5,500,000 shares, although the Board of Directors is recommending, by a separate proposal, that the shareholders approve an increase of the number of shares in this pool to 6,000,000.  As of October 1, 2009, there were outstanding options to acquire an aggregate of 1,965,000 shares of Common Stock under our existing Stock Option Plan.  These options shall remain outstanding.  As of October 1, 2009, there remained 1,005,000 shares available for issuance under the Stock Option Plan.  If the Restricted Stock Award Plan is approved by the stockholders, such shares (and, if the separate proposal to increase the number of shares in the pool by 500,000 is approved, such additional shares) shall be available for issuance under either the Stock Option Plan or the Restricted Stock Award Plan.

If Common Stock subject to any Award is not issued or transferred, or ceases to be issuable or transferable for any reason, including (but not exclusively) because an Award is forfeited, terminated, expires unexercised, is settled in cash in lieu of Common Stock or is exchanged for other awards, the shares of Common Stock that were subject to that Award will again be available for issue, transfer or exercise pursuant to Awards under the Restricted Stock Plan (and the Stock Option Plan) to the extent of such forfeiture, termination, expiration, settlement or exchange.  The Common Stock issued under the Restricted Stock Plan may be shares originally issued by us, shares held by us in treasury, shares which have been reacquired by us or shares which have been bought on the market for the purposes of the Restricted Stock Plan.  There are no fees, commissions or other charges applicable to the receipt of Common Stock under the Restricted Stock Plan.

Restricted Stock.  A Restricted Stock Award is a grant of shares of Common Stock that are nontransferable and subject to risk of forfeiture until specific conditions are met.  The restrictions will lapse in accordance with a schedule or other conditions as the Committee determines.  During the restriction period, the holder of a Restricted Stock Award may, in the Committee's discretion, have certain rights as a stockholder, including the right to vote the stock subject to the award or receive dividends on that stock.

Merger, Recapitalization or Change of Control. If any change is made to our capitalization, such as a stock split, stock combination, stock dividend, exchange of shares or other recapitalization, merger or otherwise, which results in an increase or decrease in the number of outstanding shares of Common Stock, appropriate adjustments will be made by the Committee in the shares subject to an Award under the Restricted Stock Plan.  In general, upon a change in control of Arena, if approved by the Compensation Committee, the restriction period on all awards of restricted stock will immediately be accelerated and the restrictions will expire.  In the event that a change in control involves a merger or consolidation in which Arena is not the surviving entity or in which all of our outstanding shares of capital stock are exchanged for shares of capital stock in another entity, or in the event a change in control involves a sale of substantially all of our assets, and in connection with the change in control securities, cash or property are issuable or deliverable in exchange for our capital stock, then the holders of Awards granted under the Restricted Stock Plan will be entitled to receive the amount of securities, cash or property to which they would be entitled as if all restrictions on their Award had lapsed.  The Committee has discretion to determine whether an Award under the Restricted Stock Plan will have change-of-control features.  The Committee also has discretion to vary the change-of-control features as it deems appropriate.

Amendment.  The Board of Directors may (insofar as permitted by law and applicable regulations of the New York Stock Exchange, or any exchange or inter-dealer quotation system on which our stock may then be listed) with respect to any shares which, at the time, are not subject to Awards, suspend, discontinue, revise, or amend the Restricted Stock Plan in any respect whatsoever, and may amend any provision of the Restricted Stock Plan or any Award Agreement to make the Restricted Stock Plan or the Award Agreement, or both, comply with Section 16(b) of the Exchange Act of 1934 (the “Exchange Act”) and the exemptions therefrom, the Internal Revenue Code, ERISA, or any other law, rule or regulation that may affect the Restricted Stock Plan.  The Board of Directors may also amend, modify, suspend or terminate the Restricted Stock Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to Arena or the Restricted Stock Plan or for any other purpose permitted by law.  However, the Restricted Stock Plan may not be amended without stockholder approval to increase materially the aggregate number of shares of Common Stock that may be issued under the Restricted Stock Plan, or in any other respect if such material amendment requires stockholder approval under applicable law or the regulations of the New York Stock Exchange (or any exchange or inter-dealer quotation system on which our stock may then be listed).

A copy of the Restricted Stock Plan is attached as Appendix A.

PROPOSAL 3:

AMENDMENT OF THE OUR STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES COVERED BY THE PLAN FROM 5,500,000 TO 6,000,000

In 2003 we adopted the Stock Option Plan (“Option Plan”) for certain of our directors, officers, employees and consultants. The purpose of the Plan is to enable the Company and its stockholders to secure the benefits of common stock ownership, or increased ownership, by key personnel of the Company and our subsidiaries. The Board believes that the granting of options under the Plan has fostered our ability to attract, retain and motivate those individuals who will be largely responsible for our continued profitability and long-term future growth.  The Option Plan was last amended at the 2008 annual shareholders meeting to increase the shares eligible for award thereunder from 5,000,000 to 5,500,000.

As of October 15, 2009, options had been granted to 21 individuals, for a total of 4,495,000 shares. As a result, only 1,005,000 shares remain eligible under the Option Plan for issuance.

In addition, the shareholders at this annual meeting are being asked to approve the Restricted Stock Award Plan.  Under the terms of the Restricted Stock Award Plan, shares currently available for issuance under the Option Plan would also serve as the same “pool” of shares available for issuance as restricted stock under the Restricted Stock Plan.  Therefore, the Board of Directors believes an increase of 500,000 shares available for grant or issuance under either the Option Plan or the Restricted Stock Plan is in the best interest of the Company, and consistent with the overall purpose of both the Option Plan and the Restricted Stock Award Plan.

In the event the shareholders approve the proposal for the Restricted Stock Award Plan but not this proposal, then the number of shares that may be subject to either grants of options under the Option Plan or restricted stock awards under the Restricted Stock Award Plan will remain at 5,500,000.  In the event the shareholders approve this proposal, but reject the proposal for the creation of the Restricted Stock Award Plan, then the number of shares for which options may be granted under the Option Plan will be increased to 6,000,000.  No other change to the terms of the Option Plan will be made if this proposal is approved.

The Board of Directors recommends that the stockholders vote “FOR” the amendment to the Stock Option Plan.

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total shareholder return of the Company, the S&P 500 and its peer group named below as of the end of each year indicated.  The graph assumes a $100 investment at the closing price on December 31, 2003, and reinvestment of dividends on the date of payment without commissions.  This table is not intended to forecast future performance of our common stock.

Comparison of Five-Year Cumulative Total Return
Among Arena Resources, Inc., S&P 500 and Peer Group*

	2003	2004	2005	2006	2007	2008

Arena Resources, Inc.	$100.00	$140.26	$455.45	$704.62	$1,376.57	$927.06

S&P 500	$100.00	$108.99	$112.26	$127.55	$132.06	$81.23

Peer Group	$100.00	$145.82	$282.76	$304.62	$335.72	$226.98

*The peer group consists of Clayton Williams Energy, Inc., Goodrich Petroleum Corporation, Berry Petroleum Company, GMX Resources, Inc. and Carrizo Oil and Gas, Inc., all of which are in the oil and gas production industry.  In prior years the peer group included Parallel Petroleum Corporation and Edge Petroleum Corp., rather than Clayton Williams Energy, Inc. and Berry Petroleum Company.  Edge Petroleum Corp. has been replaced in the peer group because it has filed for bankruptcy.  Parallel Petroleum has been replaced because it is in the process of being acquired by a larger corporation, no longer making it suitable for peer group comparison.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

A disclosure of directors, officers or beneficial owners of more than ten percent of our common stock who failed to file on a timely basis reports of beneficial ownership as required by Section 16(a) of the Securities Exchange Act of 1934, as amended, is contained in Item 10 of our Annual Report on Form 10-K, which accompanies these proxy materials.

INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Hansen, Barnett & Maxwell, (“HBM”) has served as our independent auditors since 2000.  The Audit Committee selected HBM as the independent auditors of the Company for the fiscal year ending December 31, 2008 and the Audit Committee has selected HBM to serve in the same capacity for the fiscal year ending December 31, 2009.  The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services and other services performed by the independent auditor.  Representatives of HBM are not expected to be present at the Annual Meeting.  A complete description of the fees paid to HBM over each of the last two years is contained in Item 14 of our Annual Report on Form 10-K which accompanies these proxy materials.

STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

Stockholder proposals intended to be presented at the 2010 Annual Meeting and to be included in our Proxy Statement must be received at our executive offices, 6555 South Lewis Avenue, Tulsa, Oklahoma 74136, no later than July 7, 2010.

OTHER MATTERS

Management knows of no business which will be presented at the Annual Meeting other than to elect directors for the ensuing year and to vote on adoption of the Company’s Restricted Stock Award Plan.

The cost of preparing, assembling and mailing all proxy solicitation materials will be paid by the Company.  It is contemplated that the solicitation will be conducted only by use of the mails.  We will, upon request, reimburse brokers for the costs incurred by them in forwarding solicitation materials to such of their customers as are the beneficial holders of our common stock registered in the names of such brokers.

By Order of the Board of Directors

/s/ Phillip W. Terry,
President

October 26, 2009

Appendix A

ARENA RESOURCES, INC.
RESTRICTED STOCK AWARD PLAN
(proposed for adoption at the December 11, 2009 Annual Meeting of Shareholders)

Scope and Purpose of the Plan

Arena, Inc., a Nevada, corporation (the “Corporation”), has adopted this Restricted Stock Award Plan (the “Plan”) to provide for the granting of Restricted Stock Awards to certain Employees and other persons.

The purpose of the Plan is to provide an incentive for Employees and directors of the Corporation or its Subsidiaries to remain in the service of the Corporation or its Subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Corporation so that they will apply their best efforts for the benefit of the Corporation, and to aid the Corporation in attracting able persons to enter the service of the Corporation and its Subsidiaries.

SECTION 1.    DEFINITIONS

As used in this Plan, the following terms have the meanings set forth below:

1.1           “Award” means the grant of any form of Restricted Stock Award under the Plan, whether granted singly, in combination, or in tandem with other awards, to a Holder pursuant to the terms, conditions, and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

1.2           “Award Agreement” means the written document or agreement delivered to Holder evidencing the terms, conditions and limitations of an Award that the Corporation granted to that Holder.

1.3           “Board of Directors” means the board of directors of the Corporation.

1.4           “Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Oklahoma are authorized or obligated by law or executive order to close.

1.5           “Cause,” with respect to any Holder that is an Employee, means termination of the Holder’s employment by the Corporation because of:  (a) the Holder’s conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (b) the Holder’s personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (c) the Holder’s commission of material mismanagement in the conduct of the Holder’s duties as assigned to him or her by the Board of Directors or the Holder’s supervising officer or officers of the Corporation or any Subsidiary; (d) the Holder’s willful failure to execute or comply with the policy of the Corporation or any of its Subsidiaries or the Holder’s stated duties as established by the Board of Directors or the Holder’s supervising officer or officers of the Corporation or any Subsidiary or the Holder’s intentional failure to perform the Holder’s stated duties; or (e) substance abuse or addiction on the part of the Holder. Notwithstanding the foregoing, in the case of any Holder who, subsequent to the effective date of this Plan, enters into an employment agreement with the Corporation or any Subsidiary that contains the definition of “cause” (or any similar definition), then during the term of such employment agreement the definition contained in such Employment Agreement shall be the applicable definition of “cause” under the Plan as to such Holder if such Employment Agreement expressly so provides.

1.6           “Change in Control” means the occurrence of any of the following events:

(i)           The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (x) the then outstanding shares of Common Stock of the Corporation (the “Outstanding Corporation Common Stock”) or (y) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control:  (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph (iii) below; or

(ii)           Individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors; or

(iii)           Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or an acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation, or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Corporation or the corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership of the Corporation existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of  the action of the Board, providing for such Business Combination; or

(iv)           Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

1.7           “Code” means the Internal Revenue Code of 1986, as amended.

1.8           “Committee” means the Compensation Committee of the Corporation or a subcommittee appointed pursuant to Section 3 by either the Compensation Committee or by the Board of Directors to administer this Plan.

1.9           “Common Stock” means the authorized common stock, par value $.001 per share, as described in the Corporation’s Articles of Incorporation.

1.10           “Common Stock Equivalent” means (without duplication with any other Common Stock or Common Stock Equivalents) rights, warrants, options, convertible securities, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock or securities convertible or exchangeable into Common Stock, whether at the time (or within sixty days of that date) the number of shares of Common Stock Equivalents are determined, and that are traded or are of the same class as securities that are traded on the New York Stock Exchange, a national securities exchange or quoted on the NASDAQ National Market System, NASDAQ, or National Quotation Bureau Incorporated. The number of shares of Common Stock Equivalents outstanding shall equal the number of shares of Common Stock plus the number of shares of Common Stock issuable upon exercise, conversion or exchange of all other Common Stock Equivalents.

1.11           “Corporation” means Arena, Inc., a Nevada corporation.

1.12           “Date of Grant” has the meaning given it in Paragraph 4.3.

1.13           “Disability” has the meaning given it in Paragraph 7.5.

1.14           “Effective Date” means the date upon which this Plan shall be approved by the Board of Directors and stockholders of the Corporation.  The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Corporation present or represented and entitled to vote at a meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting and duly held in accordance with the applicable provisions of the Corporation’s Bylaws

1.15           “Eligible Individuals” means (a) Employees, (b) Non employee Directors and (c) any other Person that the Committee designates as eligible for an Award because the Person performs bona fide consulting or advisory services for the Corporation or any of its Subsidiaries (other than services in connection with the offer or sale of securities in a capital raising transaction).

1.16           “Employee” means any employee of the Corporation or of any of its Subsidiaries, including officers and directors of the Corporation who are also employees of the Corporation or of any of its Subsidiaries.

1.17           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.18           “Fair Market Value” means, for a particular day:

(a)           If shares of Stock of the same class are listed or admitted to unlisted trading privileges on the New York Stock Exchange or any other national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange; or

(b)           If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subparagraph 1.18(a) and if sales prices for shares of Stock of the same class in the over-the-counter market are reported by the NASDAQ National Market System (or a similar system then in use) at the date of determining the Fair Market Value, then the last reported sales price so reported on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the high bid and low asked prices so reported; or

(c)           If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subparagraph 1.18(a) and sales prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or a similar system then in use) as provided in Subparagraph 1.18(b), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determining the Fair Market Value, then the average of the high bid and low asked prices on the last Business Day before the date in question; or

(d)           If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subparagraph 1.18(a) and sales prices or bid and asked prices therefor are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subparagraph 1.18(b) or Subparagraph 1.18(c) at the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

(e)           If shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in Subparagraph 1.18(a) or sales prices or bid and asked prices therefor are reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subparagraph 1.18(b), 1.18(c) or 1.18(d) at the date of determining the Fair Market Value, but the volume of trading is so low that the Board of Directors determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of Subparagraphs 1.18(a), (b), (c) or (d).

1.19           “Holder” means an Eligible Individual to whom an Award has been granted.

1.20           “Incumbent Board” means the individuals who, as of the Effective Date, constitute the Board of Directors and any other individual who becomes a director of the Corporation after that date and whose election was approved by stockholders holding a majority of the Voting Securities or (in the case of a vacancy in the board) by appointment by the Board of Directors, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board.

1.21           “NASDAQ” means the National Association of Securities Dealers, Inc. Automated Quotations, Inc.

1.22           “Non-employee Director” means a director of the Corporation who while a director is not an Employee.

1.23           “Non-Surviving Event” means an event of Restructure as described in either subparagraph (b) or (c) of Paragraph 1.27.

1.24           “Person” means any person or entity of any nature whatsoever, specifically including (but not limited to) an individual, a firm, a company, a corporation, a limited liability company, a partnership, a trust or other entity. A Person, together with that Person’s affiliates and associates (as those terms are defined in Rule 12b-2 under the Exchange Act for purposes of this definition only), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Corporation with that Person, shall be deemed a single “Person.”

1.25           “Plan” means the Arena, Inc. Restricted Stock Award Plan, as it may be amended from time to time.

1.26           “Restricted Stock Award” means the grant or purchase, on the terms and conditions that the Committee determines or on the terms and conditions of Section 5, of Stock that is nontransferable or subject to substantial risk of forfeiture until specific conditions are met.

1.27           “Restructure” means the occurrence of any one or more of the following:

(a)           The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with the Corporation remaining the continuing or surviving entity of that merger or consolidation and the Stock remaining outstanding and not changed into or exchanged for stock or other securities of any other Person or of the Corporation, cash or other property;

(b)           The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with (i) the Corporation not being the continuing or surviving entity of that merger or consolidation or (ii) the Corporation remaining the continuing or surviving entity of that merger or consolidation but all or a part of the outstanding shares of Stock are changed into or exchanged for stock or other securities of any other Person or the Corporation, cash, or other property; or

(c)           The transfer, directly or indirectly, of all or substantially all of the assets of the Corporation (whether by sale, merger, consolidation, liquidation or otherwise) to any Person whether effected as a single transaction or a series of related transactions.

1.28           “Retirement” means the separation of the Holder from employment with the Corporation and its Subsidiaries on account of retirement.

1.29           “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act, or any successor rule, as it may be amended from time to time.

1.30           “Securities Act” means the Securities Act of 1933, as amended.

1.31           “Stock” means Common Stock, or any other securities that are substituted for Stock as provided in Section 6.

1.32           “Subsidiary” means, with respect to any Person, any corporation, limited partnership, limited liability company or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.

1.33           “Voting Securities” means any securities that are entitled to vote generally in the election of directors, in the admission of general partners, or in the selection of any other similar governing body.

SECTION 2.    SHARES OF STOCK SUBJECT TO THE PLAN

2.1           Maximum Number of Shares.  Subject to the provisions of Section 6 of the Plan, the maximum aggregate number of shares of Stock in respect of which Awards may be granted for all purposes under the Plan shall be limited to the number of shares of Stock that are authorized for issuance under the Corporation’s Stock Option Plan (as such Stock Option Plan may be amended from time to time); and provided, further, that if any shares of Stock subject to an Award are forfeited or if any Award based on shares of Stock is otherwise terminated without issuance of such shares of Stock, the shares of Stock subject to such Award shall to the extent of such forfeiture or termination, again be available for Awards under the Plan.

2.2           Description of Shares.  The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Corporation, or (c) previously issued shares of Stock reacquired by the Corporation, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time at its sole option.

2.3           Registration and Listing of Shares.  From time to time, the Board of Directors and appropriate officers of the Corporation shall be, and are, authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges and other appropriate Persons to make shares of Stock available for issuance pursuant to Awards.

SECTION 3.    ADMINISTRATION OF THE PLAN

3.1           Committee.  The Committee shall administer the Plan with respect to all Eligible Individuals or may delegate all or part of its duties under this Plan to a subcommittee or any executive officer of the Corporation, subject in each case to such conditions and limitations as the Board of Directors may establish, the Committee’s Charter and subject to the following additional requirements:  (a) the Committee shall be constituted in a manner that satisfies the requirements of Rule 16b-3.1, (i.e., composed solely of “non-employee directors” as defined in such Rule) and shall administer the Plan with respect to all Eligible Individuals who are subject to the “short-swing profits” provisions of Section 16 of the Exchange Act in a manner that satisfies the exemption from Section 16 pursuant to the requirements of Rule 16b-3; and (b) the Committee shall be constituted in a manner that satisfies the requirements of Section 162(m) (i.e., composed of two or more “outside directors”), which Committee shall administer the Plan with respect to “performance-based compensation” for all Eligible Individuals who are reasonably expected to be “covered employees” as those terms are defined in Section 162(m), in order to insure the deductibility of compensation paid as provided in such Section.

3.2           Committee’s Powers.  Subject to the Charter of the Compensation Committee, the rules and regulations of the New York Stock Exchange or any other exchange on which the Corporation’s stock may be listed from time to time (including, without limitation, rules requiring the approval of the stockholders with respect to any material amendment to the Plan), and subject also to the express provisions of the Plan and any applicable law with which the Corporation intends the Plan to comply, the Committee shall have the authority, in its sole and absolute discretion, (a) to adopt, amend and rescind administrative and interpretive rules and regulations relating to the Plan, including without limitation to adopt and observe such procedures concerning the counting of Awards against the Plan and individual maximums as it may deem appropriate from time to time; (b) to determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted; (c) to determine the shares of Stock that will be the subject of each Restricted Stock Award; (d) to determine the terms and provisions of each Award Agreement (which need not be identical), including provisions defining or otherwise relating to (i) the term and the period or periods of any restrictions or forfeitures, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of termination of employment on the Award, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (e) to accelerate, pursuant to Section 6, the restriction period of any Restricted Stock Award; (f) to construe the respective Award Agreements and the Plan; (g) to make determinations of the Fair Market Value of the Stock pursuant to the Plan; (h) to delegate its duties under the Plan to such agents as it may appoint from time to time, subject to Paragraph 3.1; and (i) to make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Paragraph 3.2 shall be final and conclusive. The Committee shall not have the power to terminate or materially modify or materially amend the Plan. Those powers are vested in the Board of Directors, subject to requisite approval of the stockholders of the Corporation.

3.3           Transferability of Awards.  Notwithstanding any limitation on a Holder’s right to transfer an Award, the Committee may (in its sole discretion) permit a Holder to transfer an Award, or may cause the Corporation to grant an Award that otherwise would be granted to an Eligible Individual, in any of the following circumstances:  (a) pursuant to a qualified domestic relations order, (b) to a trust established for the benefit of the Eligible Individual or one or more of the children, grandchildren or spouse of the Eligible Individual; (c) to a limited partnership in which all the interests are held by the Eligible Individual and that Person’s children, grandchildren or spouse; or (d) to another Person in circumstances that the Committee believes will result in the Award continuing to provide an incentive for the Eligible Individual to remain in the service of the Corporation or its Subsidiaries and apply his or her best efforts for the benefit of the Corporation or its Subsidiaries. If the Committee determines to allow such transfers or issuances of Awards, any Holder or Eligible Individual desiring such transfers or issuances shall make application therefor in the manner and time that the Committee specifies and shall comply with such other requirements as the Committee may require to assure compliance with all applicable laws, including securities laws, and to assure fulfillment of the purposes of this Plan. The Committee shall not authorize any such transfer or issuance if it may not be made in compliance with all applicable federal, state and foreign securities laws. The granting of permission for such an issuance or transfer shall not obligate the Corporation to register the shares of Stock to be issued under the applicable Award.

SECTION 4.    ELIGIBILITY AND PARTICIPATION

4.1           Eligible Individuals.  Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof or in connection with the severance or retirement of Eligible Individuals.

4.2           Grant of Awards.  Subject to the express provisions of the Plan, the Committee shall determine which Eligible Individuals shall be granted Awards from time to time. In making grants, the Committee shall take into consideration the contribution the potential Holder has made or may make to the success of the Corporation or its Subsidiaries and such other considerations as the Board of Directors may from time to time specify. The Committee shall also determine the number of shares or cash amounts subject to each of the Awards and shall authorize and cause the Corporation to grant Awards in accordance with those determinations.

4.3           Date of Grant.  The date on which an Award is granted (the “Date of Grant”) shall be the date specified by the Committee as the effective date or date of grant of an Award or, if the Committee does not so specify, shall be the date as of which the Committee adopts the resolution approving the offer of an Award to an individual, including the specification of the number (or method of determining the number) of shares of Stock, even though certain terms of the Award Agreement may not be determined at that time and even though the Award Agreement may not be executed or delivered until a later time. In no event shall a Holder gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution or delivery of the Award Agreement by the Corporation or the Holder. The Committee may invalidate an Award at any time before the Award Agreement is signed by the Holder (if signature is required) or is delivered to the Holder (if signature is not required), and such Award shall be treated as never having been granted.

4.4           Award Agreements.  Each Award granted under the Plan shall be evidenced by an Award Agreement that incorporates those terms that the Committee shall deem necessary or desirable. More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently.

4.5           No Right to Award.  The adoption of the Plan shall not be deemed to give any person a right to be granted an Award.

SECTION 5.    RESTRICTED STOCK AWARDS

All Restricted Stock Awards granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include, and be subject to the terms and conditions set forth in this Section 5 and also to the terms and conditions set forth in Paragraph 6.1 and Section 7; provided, however, that the Committee may authorize an Award Agreement relating to a Restricted Stock Award that expressly contains terms and provisions that differ from the terms and provisions of Section 7.  The Committee may also authorize an Award Agreement relating to a Restricted Stock Award that contains any or all of the terms and provisions of Paragraphs 6.2 and 6.3 or that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 6.2 or 6.3 (or any such differing term or provision) shall apply to an Award Agreement relating to a Restricted Stock Award unless the Award Agreement expressly states that such term or provision applies.

5.1           Restrictions.  All shares of Restricted Stock Awards granted or sold pursuant to the Plan shall be subject to the following conditions:

(a)           Transferability.  The shares may not be sold, transferred or otherwise alienated or hypothecated until the restrictions are removed or expire.

(b)           Conditions to Removal of Restrictions.  Conditions to removal or expiration of the restrictions may include, but are not required to be limited to, continuing employment or service as a director, officer, consultant or advisor or achievement of performance objectives described in the Award Agreement.

(c)           Legend.  Each certificate representing Restricted Stock Awards granted pursuant to the Plan shall bear a legend making appropriate reference to the restrictions imposed.

(d)           Possession.  At its sole discretion, the Committee may (i) authorize issuance of a certificate for shares in the Holder’s name only upon lapse of the applicable restrictions, (ii) require the Corporation, transfer agent or other custodian to retain physical custody of the certificates representing Restricted Stock Awards during the restriction period and may require the Holder of the Award to execute stock powers, endorsed or in blank, for those certificates and deliver those stock powers to the Corporation, transfer agent or custodian, or (iii) may require the Holder to enter into an escrow agreement providing that the certificates representing Restricted Stock Awards granted or sold pursuant to the Plan shall remain in the physical custody of an escrow holder until all restrictions are removed or expire.  The Corporation may issue shares subject to stop-transfer restrictions or may issue such shares subject only to the restrictive legend described in subparagraph 8.1(c).

(e)           Other Conditions.  The Committee may impose other conditions on any shares granted or sold as Restricted Stock Awards pursuant to the Plan as it may deem advisable, including, without limitation, (i) restrictions under the Securities Act or Exchange Act, (ii) the requirements of any securities exchange upon which the shares or shares of the same class are then listed, and (iii) any state securities law applicable to the shares.

5.2           Expiration of Restrictions.  The restrictions imposed in Paragraph 5.1 on Restricted Stock Awards shall lapse as determined by the Committee and set forth in the applicable Award Agreement, and the Corporation shall promptly cause to be delivered to the Holder of the Restricted Stock Award a certificate representing the number of shares for which restrictions have lapsed, free of any restrictive legend relating to the lapsed restrictions.  Each Restricted Stock Award may have a different restriction period, in the discretion of the Committee.  The Committee may, in its discretion, prospectively reduce the restriction period applicable to a particular Restricted Stock Award.  The foregoing notwithstanding, no restriction not required by law shall remain in effect for more than ten years after the date of the Award.

5.3           Changes in Accounting Rules.  Notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Restricted Stock Awards shall occur that, in the sole judgment of the Board of Directors, may have a material adverse effect on the reported earnings, assets, or liabilities of the Corporation, the Committee shall have the right and power to modify as necessary any then outstanding Restricted Stock Awards as to which the applicable restrictions have not been satisfied.

5.4            Rights as Stockholder.  Subject to the provisions of Paragraphs 5.1 and 7.10, the Committee may, in its discretion, determine what rights, if any, the Holder shall have with respect to the Restricted Stock Awards granted or sold, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

5.5           Other Agreement Provisions.  The Award Agreements relating to Restricted Stock Awards shall contain such provisions in addition to those required by the Plan as the Committee may deem advisable.

SECTION 6.    ADJUSTMENT PROVISIONS

The Committee may authorize an Award that contains any or all of the terms and provisions of this Section 6 or, with respect to Paragraphs 6.2 and 6.3, that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 6.2 or 6.3 (or any such differing term or provision) shall apply to an Award Agreement unless the Award Agreement expressly states that such term or provision applies.

6.1           Adjustment of Awards and Authorized Stock.  The terms of an Award and the number of shares of Stock authorized pursuant to Paragraph 2.1 for issuance under the Plan shall be subject to adjustment, from time to time, in accordance with the following provisions:

(a)           If at any time or from time to time, the Corporation shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the maximum number of shares of Stock available for the Plan as provided in Paragraph 2.1 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, and (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, without changing the aggregate value as to which outstanding Awards remain subject to restrictions.

(b)           If at any time or from time to time the Corporation shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (i) the maximum number of shares of Stock available for the Plan as provided in Paragraph 2.1 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, and (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, without changing the aggregate value as to which outstanding Awards remain subject to restrictions.

(c)           Whenever the number of shares of Stock subject to outstanding Awards are required to be adjusted as provided in this Paragraph 6.1, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in the number of shares of Stock subject to each Award after giving effect to the adjustments.  The Committee shall promptly give each Holder such a notice.

(d)           Adjustments under Paragraph 6(a) and (b) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive.  No fractional interest shall be issued under the Plan on account of any such adjustments.

6.2           Changes in Control.  Upon the occurrence of a Change in Control, but only if approved by the Committee, for Awards held by Participants who are employees or directors of the Corporation (and their permitted transferees pursuant to Paragraph 3.3), the restriction period of any Restricted Stock Award shall immediately be accelerated and the restrictions shall expire.  If a Change in Control involves a Restructure or occurs in connection with a series of related transactions involving a Restructure and if such Restructure is in the form of a Non-Surviving Event and as a part of such Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of an Award shall be entitled to receive (in lieu of the shares of Stock that the Holder would otherwise be entitled to receive), the number of shares of stock, other securities, cash or property to which that number of shares of Stock would have been entitled in connection with such Restructure.

6.3           Restructure and No Change in Control.  In the event a Restructure should occur at any time while there is any outstanding Award hereunder and that Restructure does not occur in connection with a Change in Control or in connection with a series of related transactions involving a Change in Control, then the restriction period of any Restricted Stock Award shall not immediately be accelerated nor shall the restrictions expire merely because of the occurrence of the Restructure.  The Corporation shall promptly notify each Holder of any election or action taken by the Corporation under this Paragraph 6.3.  In the event of any election or action taken by the Corporation pursuant to this Paragraph 6.3 that requires the amendment or cancellation of any Award Agreement as may be specified in any notice to the Holder thereof, that Holder shall promptly deliver that Award Agreement to the Corporation in order for that amendment or cancellation to be implemented by the Corporation and the Committee.  The failure of the Holder to deliver any such Award Agreement to the Corporation as provided in the preceding sentence shall not in any manner affect the validity or enforceability of any action taken by the Corporation and the Committee under this Paragraph 6.3, including, without limitation, any redemption of an Award as of the consummation of a Restructure.  Any cash payment to be made by the Corporation pursuant to this Paragraph 6.3 in connection with the redemption of any outstanding Awards shall be paid to the Holder thereof currently with the delivery to the Corporation of the Award Agreement evidencing that Award; provided, however, that any such redemption shall be effective upon the consummation of the Restructure notwithstanding that the  payment of the redemption price may occur subsequent to the consummation.  If all or any portion of an outstanding Award is to be accelerated upon or after the consummation of a Restructure that is in the form of a Non-Surviving Event and as a part of that Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of the Award shall thereafter be entitled to purchase or receive (in lieu of the number of shares of Stock that the Holder would otherwise be entitled to receive) the number of shares of stock, other securities, cash or property to which such number of shares of Stock would have been entitled in connection with the Restructure.

6.4           Notice of Change in Control or Restructure.  The Corporation shall attempt to keep all Holders informed with respect to any Change in Control or Restructure or of any potential Change in Control or Restructure to the same extent that the Corporation’s stockholders are informed by the Corporation of any such event or potential event.

SECTION 7.    ADDITIONAL PROVISIONS

7.1           Termination of Employment.  If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated for any reason other than Retirement or that Holder’s death or Disability, then the following provisions shall apply to all Awards held by that Holder that were granted because that Holder was an Employee:

(a)           If the termination is by the Holder’s employer, then the following provisions shall apply: (i) if the termination is for Cause, then that portion, if any, of any and all Awards held by that Holder for which restrictions have not lapsed as of the date of termination shall become null and void; provided, however, that the portion, if any, of any and all Awards held by that Holder for which restrictions have lapsed as of the date of such termination shall survive such termination.

(b)           If such termination is by the Holder, then, unless otherwise agreed to by the Corporation, any and all Awards held by that Holder with respect to which restrictions thereon have not lapsed, shall become null and void as of the date of the termination.

7.2           Other Loss of Eligibility.  If a Holder is an Eligible Individual because the Holder is serving in a capacity other than as an Employee and if that capacity is terminated for any reason other than the Holder’s death, then that portion, if any, of any and all Awards held by the Holder that were granted because of that capacity for which restrictions have not lapsed as of the date of the termination shall become null and void as of the date of the termination; provided, however, that the portion, if any, of any and all of the Awards held by the Holder for which restrictions have lapsed as of the date of the termination shall survive the termination.

7.3           Death.  Upon the death of a Holder, then any and all Awards held by the Holder, including those portions of the Awards that pursuant to the terms and provisions of the applicable Award Agreement the restrictions thereon have not yet lapsed, the restriction period of any Restricted Stock Award shall immediately be accelerated and the restrictions shall expire.

7.4           Retirement.  If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder’s Retirement, then the portion, if any, of any and all Awards held by the Holder for which restrictions have not lapsed as of the date of that retirement shall become null and void as of the date of retirement.

7.5           Disability.  If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder’s Disability, then with respect to any and all Awards held by the Holder for which restrictions had not lapsed, the restriction period of any Restricted Stock Award shall immediately be accelerated and the restrictions shall expire.  “Disability” shall have the meaning given it in the employment agreement of the Holder; provided, however, that if that Holder has no employment agreement, “Disability” shall mean a physical or mental impairment of sufficient severity that, in the opinion of the Corporation, either the Holder is unable to continue performing the duties he performed before such impairment or the Holder’s condition entitles him to disability benefits under any insurance or employee benefit plan of the Corporation or its Subsidiaries and that impairment or condition is cited by the Corporation as the reason for termination of the Holder’s employment.

7.6           Leave of Absence.  With respect to an Award, the Committee may, in its sole discretion, determine that any Holder who is on leave of absence for any reason will be considered to still be in the employ of the Corporation, provided that rights to that Award during a leave of absence will be limited to the extent to which those rights were earned or vested when the leave of absence began.

7.7           Forfeiture and Restrictions on Transfer.  Each Award Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Award or otherwise and may also provide for those restrictions on the transferability of shares of the Stock acquired pursuant to an Award or otherwise that the Committee in its sole and absolute discretion may deem proper or advisable.  The conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Holder render substantial services to the Corporation or its Subsidiaries for a specified period of time. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation and stockholders of the Corporation other than the Holder of such shares of Stock who is a party to the particular Award Agreement or a subsequent holder of the shares of Stock who is bound by that Award Agreement.

7.8           Delivery of Certificates of Stock.  Subject to Paragraph 7.9, the Corporation shall promptly issue and deliver a certificate representing the number of shares of Stock as to which restrictions have lapsed with respect to a Restricted Stock Award and upon receipt by the Corporation of any tax withholding as may be requested.  The value of the shares of Stock transferable because of an Award under the Plan shall not bear any interest owing to the passage of time, except as may be otherwise provided in an Award Agreement.

7.9           Conditions to Delivery of Stock.  Nothing herein or in any Award granted hereunder or any Award Agreement shall require the Corporation to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Corporation, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect.  At the time of any grant of a Restricted Stock Award, the Corporation may, as a condition precedent to the vesting of any Restricted Stock Award, require from the Holder of the Award (or in the event of his or her death, his or her legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Corporation, may be necessary to ensure that any disposition by that Holder (or in the event of the Holder’s death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

7.10           Certain Directors and Officers.  With respect to Awards granted to Holders who are directors or officers of the Corporation or any Subsidiary and who are subject to potential liability for “short-swing profits” under Section 16(b) of the Exchange Act, Awards shall contain such other terms and conditions as may be required by Rule 16b-3 unless the majority of the Board of Directors or the Holder has determined not to have the Award comply with the potential exemption from the provisions of 16(b) provided by Rule 16b-3.

7.11           Securities Act Legend.  Certificates for shares of Stock, when issued, may have the following legend, or statements of other applicable restrictions endorsed thereon and may not be immediately transferable:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Stock issued pursuant to an effective registration statement under the Securities Act.

7.12           Legend for Restrictions on Transfer.  Each certificate representing shares issued to a Holder pursuant to an Award granted under the Plan shall, if such shares are subject to any transfer restriction, including a right of first refusal, provided for under this Plan or an Award Agreement, bear a legend that complies with applicable law with respect to the restrictions on transferability contained in this Paragraph 7.12, such as:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THAT CERTAIN INSTRUMENT ENTITLED “ARENA, INC. RESTRICTED STOCK AWARD PLAN” AS ADOPTED BY ARENA, INC. (THE “CORPORATION”) ON DECEMBER __, 2009, AND AN AGREEMENT THEREUNDER BETWEEN THE CORPORATION AND [HOLDER] DATED ___________, ______, AND MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT AS THEREIN PROVIDED.  THE CORPORATION WILL FURNISH A COPY OF SUCH INSTRUMENT AND AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

7.13           Rights as a Stockholder.  A Holder shall have no right as a stockholder with respect to any shares covered by his or her Award until a certificate representing those shares is issued in his or her name.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that certificate is issued, except as contemplated by Section 6.  Nevertheless, dividends and dividend equivalent rights may be extended to and made part of any Award denominated in Stock or units of Stock, subject to such terms, conditions, and restrictions as the Committee may establish.  The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Stock or units of Stock.

7.14           Information.  Each Holder shall furnish to the Corporation all information requested by the Corporation to enable it to comply with any reporting or other requirement imposed upon the Corporation by or under any applicable statute or regulation.

7.15           Remedies.  The Corporation shall be entitled to recover from a Holder reasonable attorneys’ fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Award Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

7.16           Information Confidential.  As partial consideration for the granting of each Award hereunder, the Holder shall agree with the Corporation that the Holder will keep confidential all information and knowledge that the Holder has relating to the manner and amount of his or her participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder’s spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration that breach in determining whether to recommend the grant of any future Award to that Holder, as a factor militating against the advisability of granting any such future Award to that individual.

7.17           Consideration.  No restriction on any Restricted Stock Award shall lapse with respect to a Holder unless and until the Holder shall have paid cash or property to, or performed services for, the Corporation or any of its Subsidiaries that the Committee believes is equal to or greater in value then the par value of the Stock subject to such Award.

SECTION 8.    DURATION AND AMENDMENT OF PLAN

8.1           Duration.  No Awards may be granted hereunder after the date that is ten (10) years from the date the last amendment to this Plan involving an increase in authorized shares is approved by the stockholders of the Corporation.

8.2           Amendment.  The Board of Directors may (insofar as permitted by law and applicable regulations of any exchange or inter-dealer quotation system on which the Company’s stock may be listed), with respect to any shares which, at the time, are not subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, and may amend any provision of the Plan or any Award Agreement to make the Plan or the Award Agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions therefrom, the Code, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the regulations promulgated under the Code or ERISA, or any other law, rule or regulation that may affect the Plan.  The Board of Directors may also amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Corporation or the Plan or for any other purpose permitted by law.  The Plan may not be amended without the consent of the holders of a majority of the shares of Stock then outstanding to increase materially the aggregate number of shares of Stock that may be issued under the Plan (except for adjustments pursuant to Section 6 of the Plan).

SECTION 9.    GENERAL

9.1           Right of the Corporation and Subsidiaries to Terminate Employment.  Nothing contained in the Plan or in any Award Agreement shall confer upon any Holder the right to continue in the employ of the Corporation or any Subsidiary, or interfere in any way with the rights of the Corporation or any Subsidiary to terminate his or her employment at any time.

9.2           No Liability for Good Faith Determinations.  Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any Award granted under it, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including attorneys’ fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Corporation, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect.  This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

9.3           Other Benefits.  Participation in the Plan shall not preclude the Holder from eligibility in any other stock or stock option plan of the Corporation or any Subsidiary or any old age benefit, insurance, pension, profit sharing, retirement, bonus or other extra compensation plans that the Corporation or any Subsidiary has adopted or may, at any time, adopt for the benefit of its Employees.  Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

9.4           Exclusion from Pension and Profit-Sharing Compensation.  By acceptance of an Award (whether in Stock or cash), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Corporation or any Subsidiary.  In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that the Award will not affect the amount of any life insurance coverage, if any, provided by the Corporation or a Subsidiary on the life of the Holder that is payable to the beneficiary under any life insurance plan covering employees of the Corporation or any Subsidiary.

9.5           Execution of Receipts and Releases.  Any payment of cash or any issuance or transfer of shares of Stock or other property to the Holder, or to his legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Holder, legal representative, heir, legatee or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

9.6           Unfunded Plan.  Insofar as it provides for Awards of Stock, the Plan shall be unfunded.  Although bookkeeping accounts may be established with respect to Holders who are entitled to Stock, other property or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience.  The Corporation shall not be required to segregate any assets that may at any time be represented by Stock, other property or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Corporation nor the Board of Directors nor the Committee be deemed to be a trustee of any Stock, other property or rights thereto to be granted under the Plan.  Any liability of the Corporation to any Holder with respect to a grant of Stock, other property or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation. Neither the Corporation nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

9.7           No Guarantee of Interests.  The Board of Directors, the Committee and the Corporation do not guarantee the Stock of the Corporation from loss or depreciation.

9.8           Payment of Expenses.  All expenses incident to the administration, termination or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Corporation or its Subsidiaries; provided, however, the Corporation or a Subsidiary may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Corporation to enforce its right to purchase Stock under this Plan.

9.9           Corporation Records.  Records of the Corporation or its Subsidiaries regarding the Holder’s period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

9.10           Information.  The Corporation and its Subsidiaries shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

9.11           Corporation Action.  Any action required of the Corporation shall be by resolution of its Board of Directors or by a person authorized to act by resolution of the Board of Directors.

9.12           Severability.  If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Individuals who are subject to Section 16(b) of the Exchange Act,) or the Code, then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 or the Code unless the Committee has determined that the Plan should not comply with such requirements.

9.13           Notices.  Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any such notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered, or, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Corporation or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices.  Until changed in accordance herewith, the Corporation and each Holder shall specify as its and his address for receiving notices the address set forth in the Award Agreement pertaining to the shares to which such notice relates.

9.14           Waiver of Notice.  Any person entitled to notice hereunder may waive such notice.

9.15           Successors.  The Plan shall be binding upon the Holder, his legal representatives, heirs, legatees and distributees, upon the Corporation, its successors and assigns, and upon the Committee and its successors.

9.16           Headings.  The titles and headings of Sections and Paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

9.17           Governing Law.  All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Nevada except to the extent Nevada law is preempted by federal law. Questions arising with respect to the provisions of an Award Agreement that are matters of contract law shall be governed by the laws of the state specified in the Award Agreement, except to the extent Nevada corporate law conflicts with the contract law of such state, in which event Nevada corporate law shall govern.  The obligation of the Corporation to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

9.18           Word Usage.  Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

IN WITNESS WHEREOF, Arena, Inc., acting by and through its officer hereunto duly authorized, has executed this Arena, Inc. Restricted Stock Award Plan this _____ day of December, 2009.

                                                                 ARENA, INC.

By:  ___________________________________________
Phillip W. Terry
President and Chief Executive Officer

Arena Resources, Inc. 6555 S. Lewis Avenue Tulsa, Oklahoma 74136		PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of Arena Resources, Inc., a Nevada corporation, hereby constitutes and appoints Stanley M. McCabe and Lloyd T. Rochford, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all shares of stock of the Company standing in the name of the undersigned, at the Annual Meeting of Stockholders of the Company to be held at the Doubletree Hotel, Warren Place, 6110 South Yale, Tulsa, Oklahoma, on Friday, December 11, 2009, at 9:00 A..M. (Local Time), and at any adjournment thereof, with all powers that the undersigned would possess if personally present, hereby revoking all previous proxies.

1.	Election of Directors:	FOR each of the nominees listed below (except as shown to the contrary below)		☐

		WITHHOLD AUTHORITY to vote for the nominees listed below		☐

		Lloyd T. Rochford	Stanley M. McCabe
		Clayton E. Woodrum	Anthony B. Petrelli
Carl H. Fiddner

(INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name on the space provided below.)

2.	Adoption of the Restricted Stock Award Plan: To adopt the Restricted Stock Award Plan

		FOR the adoption		☐

		AGAINST the adoption		☐

3.	Adoption of the Amendment to the Stock Option Plan (increasing the number of shares subject thereto from 5,500,000 to 6,000,000)

		FOR the amendment		☐

		AGAINST the amendment		☐

4.	In their discretion, upon any other matters as may properly come before the meeting.

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This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR management's nominees for director, FOR the adoption of the Restricted Stock Award Plan and FOR the amendment to the Stock Option Plan.

The undersigned hereby acknowledge(s) receipt of the Notice of the aforesaid Annual Meeting and the Proxy Statement accompanying the same, both dated October 26, 2009.

Dated:	, 2009

(Please sign exactly as your name appears at left.  When shares are held in the names of two or more persons, all should sign individually.  Executors, administrators, trustees, etc., should so indicate when signing.  When shares are held in the name of a corporation, the name of the corporation should be written first and then an authorized officer should sign on behalf of the corporation, showing the office held.)

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

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